Exhibit 99.1




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MORGAN STANLEY                                                 August 25, 2005
Securitized Products Group    [GRAPHIC OMITTED] MORGAN STANLEY
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                            Computational Materials


                                [$547,800,000]
                                  Approximate

                      Morgan Stanley Mortgage Loan Trust
                                Series 2005-5AR
                                    Group 1


                      Mortgage Pass-Through Certificates
                                Series 2005-5AR















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This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
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                                    Page 1

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MORGAN STANLEY                                                 August 25, 2005
Securitized Products Group    [GRAPHIC OMITTED] MORGAN STANLEY
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


                                                  Approximately [$ 547,800,000]
                                         Morgan Stanley Mortgage Capital Series 2005-5AR
                                                             Group 1

                                                  Morgan Stanley Capital I Inc.
                                                            Depositor

                                             Wells Fargo Bank, National Association
                                                         Master Servicer

                                                     Transaction Highlights
                                                     ----------------------

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                                           Expected       Avg Life                                        Initial
 Offered                                   Ratings        to Call /   Payment Window To Call /         Subordination
 Classes    Description    Balance(3)   (S&P/Moody's)     Mty(1)(2)            Mty(1)(2)                   Level        Benchmark
----------------------------------------------------------------------------------------------------------------------------------
  1-A-1     Not Offered   $500,000,000    [AAA/Aaa]     3.07 / 3.33   09/2005-09/2013 / 09/2005-03/2023    6.20%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-A-2       Floater        7,775,000     [AAA/NR]     3.07 / 3.33   09/2005-09/2013 / 09/2005-03/2023    6.20%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-A-3       Floater      432,000,000    [AAA/Aaa]     3.07 / 3.33   09/2005-09/2013 / 09/2005-03/2023    6.20%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-A-4       Floater       48,000,000    [AAA/Aaa]     3.07 / 3.33   09/2005-09/2013 / 09/2005-03/2023    6.20%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-M-1       Floater       17,902,000    [AA+/Aa1]     5.31 / 5.66   09/2008-09/2013 / 09/2008-09/2016    4.50%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-M-2       Floater       10,004,000     [AA/Aa2]     5.31 / 5.56   09/2008-09/2013 / 09/2008-08/2015    3.55%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-M-3       Floater        6,319,000    [AA-/Aa3]     5.31 / 5.46   09/2008-09/2013 / 09/2008-11/2014    2.95%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-M-4       Floater        4,739,000     [A+/A1]      5.31 / 5.35   09/2008-09/2013 / 09/2008-03/2014    2.50%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-M-5       Floater        4,212,000      [A/A2]      5.24 / 5.24   09/2008-09/2013 / 09/2008-09/2013    2.10%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-M-6       Floater        4,212,000     [A-/A3]      5.08 / 5.08   09/2008-01/2013 / 09/2008-01/2013    1.70%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-B-1       Floater        3,686,000   [BBB+/Baa1]    4.86 / 4.86   09/2008-05/2012 / 09/2008-05/2012    1.35%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-B-2       Floater        3,686,000    [BBB/Baa2]    4.52 / 4.52   09/2008-07/2011 / 09/2008-07/2011    1.00%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
  1-B-3       Floater        5,265,000    [BBB-/Baa3]   3.65 / 3.65   09/2008-07/2010 / 09/2008-07/2010    0.50%       1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------


Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
-----   (2)   Based on the pricing prepayment speed.  See details below.
        (3)   Bond sizes subject to a variance of plus or minus 10%.


Issuer:                          Morgan Stanley Mortgage Loan Trust Series 2005-5AR.

Depositor:                       Morgan Stanley Capital I Inc.

Top Contributors:
                                 Morgan Stanley Mortgage Capital                                           50.65%
                                 MILA, Inc.                                                                12.95%
                                 Countrywide Home Loans, Inc.                                              10.31%
                                 Others (Less than 10%)                                                    26.09%

Master Servicer:                 Wells Fargo Bank, National Association

Trustee:                         Deutsche Bank National Trust Company

Managers:                        Morgan Stanley (lead manager)

Auction Administrator:           Wells Fargo Bank, National Association

Rating Agencies:                 Standard & Poor's and Moody's
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
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Class 1-A Certificates:          The Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates

Class 1-M Certificates:          The Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5 and Class 1-M-6 Certificates

Class 1-B Certificates:          The Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates

Offered Certificates:            The Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-M and Class 1-B Certificates

Group 1 LIBOR Certificates:      The Offered Certificates and the Class 1-A-1 Certificates

Expected Closing Date:           August 31, 2005 through DTC and, upon request, Euroclear or Clearstream. The Offered
                                 Certificates will be sold with accrued interest from August 25, 2005 through August 31,
                                 2005.

Cut-off Date:                    August 1, 2005

Distribution Dates:              The 25th of each month, or if such day is not a business day, on the next business day, beginning
                                 September 26, 2005.

Final Scheduled Distribution     The Distribution Date occurring in September 2035.
Date:

Optional Clean-up Call Date:     Each Distribution Date when the current aggregate principal balance of the
                                 Group 1 Mortgage Loans and any related REO Properties is less than or equal to 10% of the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date.

Optional Termination of          Commencing with the first Optional Clean-up Call Date, the Auction Administrator shall solicit
the Trust Fund by                bids for the purchase of the Group 1 Mortgage Loans from at least three institutions that are
Purchaser or Auction:            regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Group 1 Mortgage Loans. If the Auction Administrator receives at least three bids for the Group 1 Mortgage Loans, any related REO Property and any other property related to
                                 Group 1 remaining in the trust fund (collectively, the "Group 1 Assets"), and one of those bids is at least equal to the Minimum Auction Price, the Auction Administrator shall sell the Group
                                 1 Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction
                                 Purchaser (the "Mortgage Loan Auction Price"). If the Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction Price, the Auction Administrator shall, on each six-month anniversary of the initial Optional Clean-up
                                 Call Date, repeat these auction procedures until the Auction Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Group 1 Assets to the Auction Purchaser at that Mortgage Loan Auction Price; provided, however, that the Auction Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Optional
                                 Clean-up Call Date unless the Auction Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price.

                                 Commencing with the first Distribution Date following the first Optional Clean-up Call Date, if an auction is held but the Auction Administrator does not receive the Minimum Auction Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Group1 Assets for a price equal to the sum of (a) 100% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property and (c) any unreimbursed servicing advances related to Group 1.





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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
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Minimum Auction Price:           For any Distribution Date on which an auction is being held, the sum of (a) 100% of the current aggregate principal balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to
                                 Group 1in the trust fund being purchased, (c) any unreimbursed servicing advances related to
                                 Group 1 and (d) any expenses incurred by the Auction Administrator relating to the Auction process.

Due Period:                      For any Distribution Date, the calendar month preceding the month in which the Distribution Date occurs.

Interest Accrual Period:         For the Group 1 LIBOR Certificates and any Distribution Date, the one-month period commencing on the 25th day of the month prior to the month in which that Distribution Date occurs and ending on the 24th day of the month in which that Distribution Date occurs (on a 30/360 day count basis).

Group 1 Mortgage Loans:          The Trust will consist of multiple groups of collateral to be offered as securities at various times in the future.  The Group 1 LIBOR Certificates herein represent interest in the "Group 1
                                 Mortgage Loans."  As of the Cut-off Date, the "Group 1 Mortgage Loans" consist of adjustable and fixed rate residential, first-lien mortgage loans with a principal balance of approximately
                                 $1.053 billion.

Pricing Prepayment Speed:        o   Fixed Rate Mortgage Loans: CPR starting at approximately 10% CPR in month 1 and increasing to 24% CPR in month 12 (14%/11 increase for each month), and remaining at 24% CPR thereafter
                                 o   ARM Mortgage Loans:  25% CPR

Credit Enhancement:              The Offered Certificates are credit enhanced by:
                                 1)  Net monthly excess cashflow from the Group 1 Mortgage Loans,
                                 2)  On each Distribution, the required amount of overcollateralization will be 0.50%, based on the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off date
                                     (funded upfront).
                                 3)  Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement Percentage:   For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Principal Balance of the Group 1 subordinate certificates (together with any overcollateralization and taking into account the distributions of the Group 1 Principal
                                 Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the
                                 Group 1 Mortgage Loans as of the last day of the related Due Period.

Step-down Date:                  The later to occur of:
                                 (x)  The earlier of:
                                      (a)  The Distribution Date occurring in September 2008; and
                                      (b)  The Distribution Date on which the aggregate balance of the Class 1-A Certificates is zero; and
                                 (y)  The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Group 1 Mortgage
                                      Loans on the last day of the related Due Period but prior to principal distributions to the Offered Certificates on the applicable Distribution Date) is greater than or equal to approximately 12.40%.

Trigger Event:                   Either a Delinquency Trigger Event or a Cumulative Loss Trigger Event.

Delinquency Trigger Event:       A Delinquency Trigger Event is in effect on any Distribution Date if on that
                                 Distribution Date the 60 Day+ Rolling Average equals or exceeds 44.00% of the prior period's
                                 Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Group 1 Mortgage Loans that are 60 or more days delinquent.



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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
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Cumulative Loss Trigger Event:   A Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of Realized Losses incurred on the Group 1 Mortgage loans since the
                                 Cut-off Date through the last day of the related prepayment period divided by the aggregate
                                 Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such distribution date:

                                 Months 25 - 36               0.25% for the first month, plus an additional 1/12th of 0.40%
                                                              for each month thereafter
                                 Months 37 - 48               0.65% for the first month, plus an additional 1/12th of 0.35%
                                                              for each month thereafter
                                 Months 49 - 60               1.00% for the first month, plus an additional 1/12th of 0.30%
                                                              for each month thereafter
                                 Months 61 - 72               1.30% for the first month, plus an additional 1/12th of 0.20%
                                                              for each month thereafter
                                 Months 73 - thereafter       1.50%


Sequential Trigger Event:        A Sequential Trigger Event is in effect on any Distribution Date if, before the
                                 25th Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related prepayment period divided by the aggregate Stated Principal
                                 Balance of the Group 1 Mortgage Loans as of the cut-off date exceeds [0.25%], or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

Initial Subordination            Class 1-A:                            6.20%*
Percentage:                      Class 1-M-1:                          4.50%
                                 Class 1-M-2:                          3.55%
                                 Class 1-M-3:                          2.95%
                                 Class 1-M-4:                          2.50%
                                 Class 1-M-5:                          2.10%
                                 Class 1-M-6:                          1.70%
                                 Class 1-B-1:                          1.35%
                                 Class 1-B-2:                          1.00%
                                 Class 1-B-3:                          0.50%

                                 *The Class 1-A-1 will have additional credit support from the Class 1-A-2. The Class 1-A-3 will have additional credit support from the Class 1-A-4.

Step-up Coupons:                 For all Offered Certificates the coupon will increase after the first Optional
                                 Clean-up Call Date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class 1-A Certificates and by 1.5x on all other Classes of Group 1 LIBOR
                                 Certificates after the first Optional Clean-up Call Date.

Class 1-A-2 Pass-Through Rate:   The Class 1-A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-A-3 Pass-Through Rate:   The Class 1-A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-A-4 Pass-Through Rate:   The Class 1-A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-1 Pass-Through Rate:   The Class 1-M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
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Class 1-M-2 Pass-Through Rate:   The Class 1-M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-3 Pass-Through Rate:   The Class 1-M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-4 Pass-Through Rate:   The Class 1-M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-5 Pass-Through Rate:   The Class 1-M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-M-6 Pass-Through Rate:   The Class 1-M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-B-1 Pass-Through Rate:   The Class 1-B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-B-2 Pass-Through Rate:   The Class 1-B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class 1-B-3 Pass-Through Rate:   The Class 1-B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Net Wac Cap:                     As to any  Distribution  Date a per annum rate  equal to the  weighted  average  gross rate of the
                                 Group 1 Mortgage  Loans in effect on the  beginning of the related Due Period less  servicing  and other fee rates.

Class 1-A-1, 1-A-2, 1-A-3,       As to any Distribution Date, the basis risk carry forward amount for each of the Class 1-A-1,
1-A-4, 1-M-1, 1-M-2, 1-M-3,      Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,
1-M4, 1-M-5, 1-M-6, 1-B-1,       Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates will equal the
1-B-2 and 1-B-3 Basis Risk       sum of:
Carry Forward Amounts:           (i) The excess, if any, of interest that would otherwise be due on such Class at such
                                     Class's applicable Pass-Through Rate (without regard to the Net Wac Cap) over interest due such Class at a rate equal to the Net Wac Cap;
                                (ii) Any Basis Risk Carry Forward Amount for such Class remaining unpaid from prior
                                     Distribution Dates; and
                               (iii) Interest on the amount in clause (ii) at the Class's applicable Pass-Through Rate for that Distribution Date (without regard to the Net Wac Cap).
















------------------------------------------------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
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Interest Distributions on        On each Distribution Date and after payments of servicing and other expenses, interest
Offered Certificates:            distributions from the Interest Remittance Amount will be allocated as follows:
                                 (i)      To the Class 1-A-1, Class 1-A-2, Class 1-A-3, and Class 1-A-4 Certificates, prorata,
                                          Accrued Certificate Interest and any unpaid interest shortfall amounts, other than basis risk, for each related Class;
                                 (ii)     To the Class 1-M-1 Certificates, its Accrued Certificate Interest;
                                 (iii)    To the Class 1-M-2 Certificates, its Accrued Certificate Interest;
                                 (iv)     To the Class 1-M-3 Certificates, its Accrued Certificate Interest;
                                 (v)      To the Class 1-M-4 Certificates, its Accrued Certificate Interest;
                                 (vi)     To the Class 1-M-5 Certificates, its Accrued Certificate Interest;
                                 (vii)    To the Class 1-M-6 Certificates, its Accrued Certificate Interest;
                                 (viii)   To the Class 1-B-1 Certificates, its Accrued Certificate Interest;
                                 (ix)     To the Class 1-B-2 Certificates, its Accrued Certificate Interest; and
                                 (x)      To the Class 1-B-3 Certificates, its Accrued Certificate Interest.





















------------------------------------------------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
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Principal Distributions on       On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in
Offered Certificates:            effect, principal distributions from the Group 1 Principal Distribution Amount will be allocated as follows:
                                 (i)     to the Class 1-A Certificates, allocated between the Class 1-A Certificates as described below, until the Class Princpal Balances have been reduced to zero;
                                 (ii)    to the Class 1-M-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (iii)   to the Class 1-M-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (iv)    to the Class 1-M-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (v)     to the Class 1-M-4 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (vi)    to the Class 1-M-5 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (vii)   to the Class 1-M-6 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (viii)  to the Class 1-B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;
                                 (ix)    to the Class 1-B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero; and
                                 (x)     to the Class 1-B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

                                 On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Group 1 Principal Distribution Amount will be allocated as follows:
                                 (i)     to the Class 1-A Certificates, allocated between the Class 1-A Certificates as described below, the lesser of the Group 1 Principal Distribution Amount and the Class
                                         1-A Principal Distribution Amount, until the aggregate Class Principal Balance thereof have been reduced to zero;
                                 (ii)    to the Class 1-M-1 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-1 Principal Distribution Amount, until the Class
                                         Principal Balance thereof has been reduced to zero;
                                 (iii)   to the Class 1-M-2 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-2 Principal Distribution Amount, until the Class
                                         Principal Balance thereof has been reduced to zero;
                                 (iv)    to the Class 1-M-3 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-3 Principal Distribution Amount, until the Class
                                         Principal Balance thereof has been reduced to zero;
                                 (v)     to the Class 1-M-4 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-4 Principal Distribution Amount, until the Class
                                         Principal Balance thereof has been reduced to zero;
                                 (vi)    to the Class 1-M-5 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-5 Principal Distribution Amount, until the Class
                                         Principal Balance thereof has been reduced to zero;
                                 (vii)   to the Class 1-M-6 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-M-6 Principal Distribution Amount, until the Class
                                         Principal Balance thereof has been reduced to zero;
                                 (viii)  to the Class 1-B-1 Certificates, the lesser of the remaining Group 1 Principal
                                         Distribution Amount and the Class 1-B-1 Principal Distribution Amount, until the Class
                                         Principal Balance thereof has been reduced to zero;



------------------------------------------------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------------------------------------------------
                                                    Page 8

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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------

Principal Distributions          (ix)   to the Class 1-B-2 Certificates, the lesser of the remaining Group 1 Principal
on Offered Certificates                 Distribution Amount and the Class 1-B-2 Principal Distribution Amount, until the Class
(continued):                            Principal Balance thereof has been reduced to zero; and
                                 (x)    to the Class 1-B-3 Certificates, the lesser of the remaining Group 1 Principal
                                        Distribution Amount and the Class 1-B-3 Principal Distribution Amount, until the Class
                                        Principal Balance thereof has been reduced to zero.

Class 1-A Principal Allocation:  Any principal distributions allocated to the Class 1-A Certificates will be distributed pro rata between the Class 1-A-1 Certificates, Class 1-A-2 Certificates,
                                 Class 1-A-3 and Class 1-A-4 Certificates, except that if a Sequential Trigger Event is in effect, principal distributions to such classes will be distributed as follows:
                                 (i)    xx.xx% to the Class 1-A-1 and Class 1-A-2 Certificates sequentially until the Class
                                        Principal Balance thereof has been reduced to zero;
                                 (ii)   xx.xx% to the Class 1-A-3 and Class 1-A-4 Certificates sequentially until the Class
                                        Principal Balance thereof has been reduced to zero;

Class 1-A Interest Rate Cap:     Beginning on the first Distribution Date, and for a period of 96 months thereafter, an
                                 Interest Rate Cap will be entered into by the Trust for the benefit of the Class 1-A Certificates.

                                 For its duration, the Class 1-A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-A Interest Rate Cap Notional Balance
                                 ("the Class 1-A Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class 1-A Interest Rate Cap      The Class 1-A Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward
Payment Allocation:              Amount due to the Class 1-A-1, Class 1-A-2, Class 1-A-3, and Class 1-A-4 Certificates, prorata, based upon Class Principal Balance.

Class 1-M-Senior Interest Rate   Beginning on the first Distribution Date, and for a period of 96 months thereafter, an Interest
Cap:                             Rate Cap will be entered into by the Trust for the benefit of the Class 1-M-1, 1-M-2 and 1-M-3
                                 Certificates.

                                 For its duration, the Class 1-M-Senior Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-M-Senior Interest Rate Cap
                                 Notional Balance ("the Class 1-M-Senior Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class 1-M-Senior Interest Rate   The Class 1-M-Senior Interest Rate Cap Payment shall be available to pay any Basis Risk Carry
Cap Payment Allocation:          Forward Amount due to the Class 1-M-1, Class 1-M-2 and Class 1-M-3 Certificates, prorata, based upon Class Principal Balance.

Class 1-M-Junior Interest Rate   Beginning on the first Distribution Date, and for a period of 96 months thereafter, an Interest
Cap:                             Rate Cap will be entered into by the Trust for the benefit of the Class 1-M-4, Class 1-M-5 and
                                 Class 1-M-6 Certificates.

                                 For its duration, the Class 1-M-Junior Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-M-Junior Interest Rate Cap
                                 Notional Balance ("the Class 1-M-Junior Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class 1-M-Junior Interest Rate   The Class 1-M-Junior Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Cap
Payment Allocation:              Forward Amount due to the Class 1-M-4, Class 1-M-5 and Class 1-M-6 Certificates, prorata, based on Class Principal Balance.



------------------------------------------------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------------------------------------------------
                                                    Page 9

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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------

Class 1-B Interest Rate Cap:     Beginning on the first Distribution Date, and for a period of 80 months thereafter, an
                                 Interest Rate Cap will be entered into by the Trust for the benefit of the Class
                                 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates.

                                 For its duration, the Class 1-B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis) and (ii) the Class 1-B Interest Rate Cap Notional Balance
                                 ("the Class 1-B Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class 1-B Interest Rate Cap      The Class 1-B Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward
Payment Allocation:              Amount due to the Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates, prorata, based on Class
                                 Principal Balance.

Allocation of Net Monthly        For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
Excess Cashflow:                 (i)    to pay the holders of the Group 1 LIBOR Certificates in respect of principal (in the order of priority as described above under "Principal Distributions on the Offered
                                        Certificates"), until the target overcollateralization amount has been achieved:
                                 (ii)   to the Class 1-M-1 Certificates, the unpaid interest shortfall amount;
                                 (iii)  to the Class 1-M-1 Certificates, the allocated unreimbursed realized loss amount;
                                 (iv)   to the Class 1-M-2 Certificates, the unpaid interest shortfall amount;
                                 (v)    to the Class 1-M-2 Certificates, the allocated unreimbursed realized loss amount;
                                 (vi)   to the Class 1-M-3 Certificates, the unpaid interest shortfall amount;
                                 (vii)  to the Class 1-M-3 Certificates, the allocated unreimbursed realized loss amount;
                                 (viii) to the Class 1-M-4 Certificates, the unpaid interest shortfall amount;
                                 (ix)   to the Class 1-M-4 Certificates, the allocated unreimbursed realized loss amount;
                                 (x)    to the Class 1-M-5 Certificates, the unpaid interest shortfall amount;
                                 (xi)   to the Class 1-M-5 Certificates, the allocated unreimbursed realized loss amount;
                                 (xii)  to the Class 1-M-6 Certificates, the unpaid interest shortfall amount;
                                 (xiii) to the Class 1-M-6 Certificates, the allocated unreimbursed realized loss amount;
                                 (xiv)  to the Class 1-B-1 Certificates, the unpaid interest shortfall amount;
                                 (xv)   to the Class 1-B-1 Certificates, the allocated unreimbursed realized loss amount;
                                 (xvi)  to the Class 1-B-2 Certificates, the unpaid interest shortfall amount;
                                 (xvii) to the Class 1-B-2 Certificates, the allocated unreimbursed realized loss amount;
                                (xviii) to the Class 1-B-3 Certificates, the unpaid interest shortfall amount;
                                  (xix) to the Class 1-B-3 Certificates, the allocated unreimbursed realized loss amount;
                                  (xx)  concurrently, any Class 1-A Basis Risk Carry Forward Amount to the Class 1-A-1, Class
                                        1-A-2, Class 1-A-3, and Class 1-A-4 Certificates, prorata; and
                                  (xxi) sequentially, to Classes 1-M-1, 1-M-2, 1-M-3, 1-M-4, 1-M-5, 1-M-6, 1-B-1, 1-B-2 and
                                        1-B-3 Certificates, in such order, in each case an amount up to the amount of the Basis
                                        Risk Carry Forward Amount for such Class.


Interest Remittance Amount:      For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Group 1 Mortgage Loans.

Accrued  Certificate Interest:   For any Distribution Date and each Class of the Group 1 LIBOR Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers' Civil Relief Act or similar state law allocated to such Class.

Group 1 Principal Distribution   On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the
Amount:                          Extra Principal Distribution Amount.

Basic Principal Distribution     On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii)
Amount:                          the Excess Subordinated Amount, if any.





------------------------------------------------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------------------------------------------------
                                                    Page 10

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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------

Net Monthly Excess Cashflow:     For any Distribution Date is the amount of funds available from the Group 1 Mortgage
                                 Loans for distribution on such Distribution Date remaining after making all distributions of interest and principal on the Group 1 LIBOR Certificates.

Extra Principal Distribution     For any Distribution Date and the Group 1 LIBOR Certificates the lesser of (i) the excess of (x)
Amount:                          interest collected or advanced with respect to the Group 1 Mortgage Loans with due dates in the related Due Period (less servicing and other fees and expenses), over (y) the sum of interest payable on the Group 1 LIBOR Certificates on such Distribution Date and (ii) the
                                 Overcollateralization Deficiency Amount for such Distribution Date.

Overcollateralization            The excess of the (i) target overcollateralization amount and (ii) the current
Deficiency Amount:               overcollateralization amount for such Distribution Date.


Excess Subordinated Amount:      For any Distribution Date, means the excess, if any of (i) the overcollateralization amount and
                                 (ii) the target overcollateralization amount for such Distribution Date.

Class 1-A Principal              For any Distribution Date, an amount equal to the excess of (x) the aggregate Class Principal
Distribution Amount:             Balance of the Class 1-A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.60% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-M-1 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:             Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution Date) and (ii) the Class
                                 Principal Balance of the Class 1-M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.00% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-M-2 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:             Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution Date), (ii) the Class
                                 Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the
                                 Class 1-M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class
                                 Principal Balance of the Class 1-M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.90% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-M-3 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:             Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution Date), (ii) the Class
                                 Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the
                                 Class 1-M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal
                                 Balance of the Class 1-M-2 Certificates (after taking into account the payment of the Class
                                 1-M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Class Principal
                                 Balance of the Class 1-M-3 Certificates immediately prior to such Distribution Date over (y)
                                 the lesser of (A) the product of (i) approximately 94.10% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.




------------------------------------------------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------------------------------------------------
                                                    Page 11

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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------

Class 1-M-4 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:             Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution Date), (ii) the Class
                                 Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the
                                 Class 1-M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal
                                 Balance of the Class 1-M-2 Certificates (after taking into account the payment of the Class
                                 1-M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal
                                 Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class
                                 1-M-3 Principal Distribution Amount on such Distribution Date) and (v) the Class Principal
                                 Balance of the Class 1-M-4 Certificates immediately prior to such Distribution Date over (y)
                                 the lesser of (A) the product of (i) approximately 95.00% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-M-5 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:             Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution Date), (ii) the Class
                                 Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the
                                 Class 1-M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal
                                 Balance of the Class 1-M-2 Certificates (after taking into account the payment of the Class
                                 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3
                                 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) and (vi) the Class Principal Balance of the Class 1-M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.80% and (ii) the aggregate principal balance of the
                                 Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-M-6 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:             Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution Date), (ii) the Class
                                 Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the
                                 Class 1-M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal
                                 Balance of the Class 1-M-2 Certificates (after taking into account the payment of the Class
                                 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3
                                 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5
                                 Principal Distribution Amount on such Distribution Date), and (vii) the Class Principal Balance
                                 of the Class 1-M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.60% and (ii) the aggregate principal balance of the
                                 Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.





------------------------------------------------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------------------------------------------------
                                                    Page 12


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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------

Class 1-B-1 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:             Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution Date), (ii) the Class
                                 Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the
                                 Class 1-M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal
                                 Balance of the Class 1-M-2 Certificates (after taking into account the payment of the Class
                                 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3
                                 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5
                                 Principal Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of
                                 the Class 1-M-6 Certificates (after taking into account the payment of the Class 1-M-6
                                 Principal Distribution Amount on such Distribution Date) and (viii) the Class Principal Balance of the Class 1-B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.30% and (ii) the aggregate principal balance of the
                                 Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Class 1-B-2 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:             Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution Date), (ii) the Class
                                 Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the
                                 Class 1-M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal
                                 Balance of the Class 1-M-2 Certificates (after taking into account the payment of the Class
                                 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3
                                 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5
                                 Principal Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of
                                 the Class 1-M-6 Certificates (after taking into account the payment of the Class 1-M-6
                                 Principal Distribution Amount on such Distribution Date), (viii) the Class Principal Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1
                                 Principal Distribution Amount on such Distribution Date) and (ix) the Class Principal Balance of the Class 1-B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the
                                 Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.








------------------------------------------------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------------------------------------------------
                                                    Page 13


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MORGAN STANLEY                                                                                          August 25, 2005
Securitized Products Group                     [GRAPHIC OMITTED] MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------

Class 1-B-3 Principal            For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:             Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount on such Distribution Date), (ii) the Class
                                 Principal Balance of the Class 1-M-1 Certificates (after taking into account the payment of the
                                 Class 1-M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal
                                 Balance of the Class 1-M-2 Certificates (after taking into account the payment of the Class
                                 1-M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3
                                 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4
                                 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class 1-M-5 Certificates (after taking into account the payment of the Class 1-M-5
                                 Principal Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of
                                 the Class 1-M-6 Certificates (after taking into account the payment of the Class 1-M-6
                                 Principal Distribution Amount on such Distribution Date), (viii) the Class Principal Balance of the Class 1-B-1 Certificates (after taking into account the payment of the Class 1-B-1
                                 Principal Distribution Amount on such Distribution Date), (ix) the Class Principal Balance of the Class 1-B-2 Certificates (after taking into account the payment of the Class 1-B-2
                                 Principal Distribution Amount on such Distribution Date) and (x) the Class Principal Balance of
                                 the Class 1-B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the
                                 Group 1 Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related Due Period over $5,265,329.15.

Trust Tax Status:                REMIC.

ERISA Eligibility:               Subject to the considerations in the Prospectus, all Offered Certificates are ERISA eligible.

SMMEA Eligibility:               It is anticipated that the Class 1-A, Class 1-M-1,  Class 1-M2, Class 1-M-3  Certificates  will be
                                 SMMEA eligible.

Prospectus:                      The Class 1-A, Class 1-M and Class 1-B Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the
                                 Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                 CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.








------------------------------------------------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------------------------------------------------
                                                    Page 14


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MORGAN STANLEY                                                  August 25, 2005
Securitized Products Group     [GRAPHIC OMITTED] MORGAN STANLEY
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                    FOR ADDITIONAL INFORMATION PLEASE CALL:


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                                Morgan Stanley
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    Structured Finance
    ------------------
    Valerie Kay                          (212) 761-2162
    Lydia Foo                            (212) 761-1297
    Parichart Thepvongs                  (212) 761-7495
    Shayna Buffman                       (212) 761-4556

    Trading
    -------
    Gary Mendelsohn                      (212) 761-1705
    Rebecca Hogan                        (212) 761-2102
    Sumit Kapur                          (212) 761-1199
    David Powell                         (212) 761-2148
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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MORGAN STANLEY                                                  August 25, 2005
Securitized Products Group     [GRAPHIC OMITTED] MORGAN STANLEY
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This material was prepared by sales, trading, banking or other non-research
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